                        1,250,000 Shares of Common Stock
                                       and
           1,500,000 Class A Redeemable Common Stock Purchase Warrants

                            LIFTKING INDUSTRIES, INC.

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                   ____ __, 1997

Monroe Parker Securities, Inc.
2500 Westchester Avenue
Purchase, New York  10577


         LiftKing Industries, Inc., a corporation organized under the laws of the Province of Ontario, Canada (the "Company"), proposes to issue and sell to you (the "Underwriter"), an aggregate of 1,250,000 shares of Common Stock and 1,500,000 Class A Redeemable Common Stock Purchase Warrant ("Warrant"). The Common Stock and Warrants may be collectively referred to hereinafter as the "Securities." Each Warrant entitles the registered holder thereof to purchase one (1) share of Common Stock at an exercise price of $4.50 for a period of three (3) years, commencing _____ __, 1998 (one (1) year from the Effective Date) through _______ __, 2001. The Warrants are subject to redemption by the Company upon not less than thirty (30) days' notice at any time after ________ __, 1998 (twelve (12) months from the Effective Date) with the consent of the Underwriter, and eighteen (18) months after the Effective date without the consent of the Underwriter, at $.10 per warrant, if the closing sale price per share of Common Stock has equaled or exceeded 250% of the then exercise price of the Warrants on all 10 of the trading days ending on the third day prior to the written notice of redemption. In addition, the Company proposes to grant to the Underwriter the option referred to in Section 2(b) to purchase all or any part of an aggregate of 187,500 additional shares of Common Stock and 225,000 additional Warrants.


        Unless the context otherwise requires, the aggregate of 1,250,000 shares of Common Stock and 1,500,000 Warrants to be sold by the Company are herein called the "Securities." The Common Stock to be outstanding are also called the "Shares."



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




          You have advised the Company that you desire to purchase the Securities. The Company confirms the agreements made by it with respect to the purchase of the Securities by the Underwriter as follows:

          1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with you that:

               (a) A registration statement filed pursuant to Rule 429 (File No. 333-_______) and relating back to a Registration Statement (File No. 333-_____) on Form SB-2 relating to the public offering of the Securities, including a form of prospectus subject to completion, copies of which have heretofore been delivered to you, has been prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission under the Act and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by you prior to the execution of this Agreement, or
(ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by you prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act, or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement; except that if such registration statement or prospectus is amended or such prospectus is supplemented, after the effective date of such registration statement and prior to the Option Closing Date (as hereinafter defined), the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended, and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be.

               (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. At the time the Registration Statement becomes effective and at all times subsequent thereto up to and on the First Closing Date (as hereinafter defined) or the Option



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




Closing Date, as the case may be, (i) the Registration Statement and Prospectus will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus with respect to stabilization, under the heading "Underwriting" and the identity of counsel to the Underwriter under the heading "Legal Matters" constitute for purposes of this Section and Section 6(b) the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

               (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in which the nature of its business or the character or location of its properties requires such qualification, except where the failure to so qualify will not materially adversely affect the Company's business, properties or financial condition.

               (d) The authorized, issued and outstanding capital stock of the Company, including the predecessors of the Company, is as set forth the Company's financial statements contained in the Registration Statement; the shares of issued and outstanding capital stock of the Company set forth therein have been duly authorized, validly issued and are fully paid and nonassessable; except as set forth in the Prospectus, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company; and the capital stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

               (e) The Securities and the shares of Common Stock, when paid for, issued and delivered pursuant to this Agreement, will have been duly authorized, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the right of creditors generally or by general equitable principles, and entitled to the rights and preferences provided by the Certificate of Incorporation, which will be in the form filed as an exhibit to the Registration Statement. The terms of the Common Stock conform to the description thereof in the Registration Statement and Prospectus.

               The Warrants, when paid for, issued and delivered pursuant to this Agreement, will have been duly authorized, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforceability may




                                       3

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


be limited by bankruptcy, insolvency or other laws affecting the right of creditors generally or by general equitable principles, and entitled to the benefits provided by the warrant agreement pursuant to which such Warrants are to be issued (the "Warrant Agreement"), which will be substantially in the form filed as an exhibit to the Registration Statement. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms of the Warrants and Warrant Agreement, will be duly and validly authorized validly issued, fully paid and non-assessable and free of preemptive rights. The Warrant Agreement has been duly authorized and, when executed and delivered pursuant to this Agreement, assuming due authorization, execution and delivery by the transfer agent, will have been duly executed and delivered and will constitute the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles. The Warrants and Warrant Agreement conform to the respective descriptions thereof in the Registration Statement and Prospectus.

               The Purchase Option (as defined in the Registration Statement), when paid for, issued and delivered pursuant to this Agreement will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Purchase Option, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles. The Securities issuable upon exercise of the Purchase Option (and the shares of Common Stock issuable upon exercise of the Warrants) when issued and paid for in accordance with this Agreement, the Purchase Option and the Warrant Agreement, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights.

               (f) This Agreement has been duly and validly authorized, executed and delivered by the Company. The Company has full power and authority to authorize, issue and sell the Securities to be sold by it hereunder on the terms and conditions set forth herein, and no consent, approval, authorization or other order of any governmental authority is required in connection with such authorization, execution and delivery or in connection with the authorization, issuance and sale of the Securities or the Purchase Option, except such as may be required under the Act or state securities laws.

               (g) Except as described in the Prospectus, or which would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or properties of the Company (a "Material Adverse Effect"), the Company is not in violation, breach or default of or under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company, pursuant to the terms of any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the



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provisions of the certificate of incorporation or the by-laws of the Company, as amended, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

               (h) Subject to the qualifications stated in the Prospectus, the Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and, to the best knowledge of the Company, no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and the Company owns or leases all such properties described in the Prospectus as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

               (i) Schwartz Levitsky Feldman, which has given its report on certain financial statements filed with the Commission as a part of the Registration Statement, is with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations.

               (j) The financial statements, and schedules together with related notes, set forth in the Prospectus or the Registration Statement present fairly the financial position and results of operations and changes in cash flow position of the Company on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said statements and schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved except as disclosed in the Prospectus and Registration Statement.

               (k) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and except as otherwise disclosed or contemplated therein, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which would have a Material Adverse Effect, and there has not been any change in the capital stock of, or any incurrence of short-term or long-term debt by, the Company or any issuance of options, warrants or other rights to purchase the capital stock of the Company or any material adverse change or any development involving, so far as the Company can now reasonably foresee a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties of it which would have a Material Adverse Effect.




                                       5

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               (l) Except as set forth in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency or body, which might result in any material adverse change in the financial condition, business prospects, net worth, or properties of the Company, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race; and no labor disputes involving the employees of the Company exist or to the knowledge of the Company, are threatened which might be expected to have a Material Adverse Effect.

               (m) Except as disclosed in the Prospectus, the Company has filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof and have paid all taxes shown as due thereon; and there is no tax deficiency which has been, or to the knowledge of the party, may be asserted against the Company.

               (n) Except as disclosed in the Registration Statement or Prospectus, the Company has sufficient licenses, permits and other governmental authorizations currently necessary for the conduct of its business or the ownership of its properties as described in the Prospectus and is in all material respects complying therewith and owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. To the best knowledge of the Company, none of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a Material Adverse Effect.

               (o) The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

               (p) On the Closing Dates (hereinafter defined) all transfer or other taxes, (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Securities to the Underwriter hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been complied with in all material respects.

               (q) All contracts and other documents of the Company which are, under the Rules and Regulations, required to be filed as exhibits to the Registration Statement have been so filed.



                                       6

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               (r) Except as disclosed in the Registration Statement, the
Company has no Subsidiaries.

               (s) Except as disclosed in the Registration Statement, the Company has not entered into any agreement pursuant to which any person is entitled either directly or indirectly to compensation from the Company for services as a finder in connection with the proposed public offering.

               (t) Except as previously disclosed in writing by the Company to the Underwriter or as disclosed in the Registration Statement, no officer, director or stockholder of the Company has any National Association of Securities Dealers, Inc. (the "NASD") affiliation.

               (u) No other firm, corporation or person has any rights to underwrite an offering of any of the Company's securities.

        2.     Purchase, Delivery and Sale of the Securities.

               (a) Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties, and agreements herein contained, the Company agrees to issue and sell to the Underwriter and the Underwriter agrees to buy from the Company at the place and time hereinafter specified, 1,250,000 shares of Common Stock at $4.00 per share and 1,500,000 Warrants at $.15 per Warrant (the "First Securities").

               Delivery of the First Securities against payment therefor shall take place at the offices of Singer Zamansky LLP, 40 Exchange Place, New York, New York 10005 (or at such other place as may be designated by agreement between the Underwriter and the Company) at 10:00 a.m., New York time, on ________, 1997, or at such later time and date as the Underwriter may designate in writing to the Company at least two business days prior to such purchase, such time and date of payment and delivery for the First Securities being herein called the "First Closing Date."

               (b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, the Company hereby grants an option to the Underwriter (the "Over-Allotment Option") to purchase all or any part of an aggregate of an additional 187,500 shares of Common Stock and 225,000 Warrants to cover over allotments at the same price as the Underwriter shall pay for the First Securities being sold pursuant to the provisions of subsection (a) of this
Section 2 (such additional Securities being referred to herein as the "Option Securities"). This option may be exercised within 45 days after the effective date of the Registration Statement upon written notice by the Underwriter to the Company advising as to the amount of Option Securities as to which the option is being exercised, the names and denominations in which the certificates for such Option Securities are to be registered and the time and date when such certificates are to be delivered. Such time and date shall be determined by the Underwriter but shall not be earlier than four nor later than ten full business days after the exercise of said option (but in no event more than 55 days after the Effective Date), nor in any event prior to



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the First Closing Date, and such time and date is referred to herein as the
"Option Closing Date." Delivery of the Option Securities against payment therefor shall take place at the offices of Singer Zamansky LLP, 40 Exchange Place, New York, NY 10005 (or at such other place as may be designated by agreement between the Underwriter and the Company). The option granted hereunder may be exercised only to cover over-allotments in the sale by the Underwriter of First Securities referred to in subsection (a) above. No Option Securities shall be delivered unless all First Securities shall have been delivered to the Underwriter as provided herein.

               (c) The Company will make the certificates for the Securities to be purchased by the Underwriter hereunder available to you for checking at least two full business days prior to the First Closing Date or the Option Closing Date (which are collectively referred to herein as the "Closing Dates"). The certificates shall be in such names and denominations as you may request, at least three full business days prior to the Closing Dates. Delivery of the certificates at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

               Definitive certificates in negotiable form for the Securities to be purchased by the Underwriter hereunder will be delivered by the Company to you for the account of the Underwriter against payment of the respective purchase prices by the Underwriter, by wire transfer or certified or bank cashier's checks in New York Clearing House funds, payable to the order of the Company.

               In addition, in the event the Underwriter exercises the option to purchase from the Company all or any portion of the Option Securities pursuant to the provisions of subsection (b) above, payment for such Securities shall be made to or upon the order of the Company by wire transfer or certified or bank cashier's checks payable in New York Clearing House funds at the offices of Singer Zamansky LLP, 40 Exchange Place, New York, N.Y. 10005, at the time and date of delivery of such Securities as required by the provisions of subsection
(b) above, against receipt of the certificates for such Securities by you for your account registered in such names and in such denominations as you may reasonably request.

               It is understood that the Underwriter proposes to offer the Securities to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement becomes effective.

          3. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

               (a) The Company will use its best efforts to cause the Registration Statement to become effective. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. Upon notification from the Commission that the Registration Statement has become effective, the Company will so advise you and will not at any time, whether before or after the effective date, file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you or



                                       8

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your counsel shall have reasonably objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (A) the completion by the Underwriter of the distribution of the Securities contemplated hereby (but in no event more than nine months after the date on which the Registration Statement shall have become or been declared effective) and (B) 25 days after the date on which the Registration Statement shall have become or been declared effective, the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel to the Company and the Underwriter, may be reasonably necessary or advisable in connection with the distribution of the Securities.

               As soon as the Company is advised thereof, the Company will advise you, and provide you copies of any written advice, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for an amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order or threat thereof suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

               The Company has caused to be delivered to you copies of each Preliminary Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Securities for such period as in the opinion of counsel to the Underwriter and the Company the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by the Underwriter or dealer of any event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company and counsel for the Underwriter should be set forth in an amendment of the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Securities or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the




                                       9

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


Underwriter, except that in case the Underwriter is required, in connection with the sale of the Securities to deliver a Prospectus nine months or more after the effective date of the Registration Statement, the Company will upon request of and at the expense of the Underwriter, amend or supplement the Registration Statement and Prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act.

               The Company will comply with the Act, the Rules and Regulations and the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder in connection with the offering and issuance of the Securities.

               (b) The Company will furnish such information as may be required and to otherwise cooperate and use its best efforts to qualify or register the Securities for sale under the securities or "Blue-Sky" laws of such jurisdictions as you may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent of service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Securities. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the counsel to the Company and the Underwriter deem reasonably necessary.

               (c) If the sale of the Securities provided for herein is not consummated as a result of the Company not performing its obligations hereunder in all material respects, the Company shall pay all costs and expenses incurred by it which are incident to the performance of the Company's obligations hereunder, including but not limited to, all of the expenses itemized in Section 8, including the accountable expenses of the Underwriter, (including the reasonable fees and expenses of counsel to the Underwriter).

               (d) The Company will use its best efforts to (i) cause a registration statement under the Exchange Act to be declared effective concurrently with the completion of this offering and will notify you in writing immediately upon the effectiveness of such registration statement, and (ii) to obtain and keep current a listing in the Standard & Poor's or Moody's OTC Industrial Manual.

               (e) For so long as the Company is a reporting company under either Section 12(g) or 15(d) of the Exchange Act, the Company, at its expense, will furnish to its stockholders an annual report (including financial statements audited by independent public accountants), in reasonable detail and at its expense, will furnish to you during the period ending five (5) years from the date hereof, (i) as soon as practicable after the end of each fiscal year, but no earlier than the filing of such information with the Commission a balance sheet of the Company as at the end of such fiscal year, together with statements of income, surplus and cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as practicable after the end of each of the first three fiscal quarters of each fiscal year, but no earlier than the filing of such information with the Commission, consolidated



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summary financial information of the Company for such quarter in reasonable detail; (iii) as soon as they are publicly available, a copy of all reports (financial or other) mailed to security holders; (iv) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission or any securities exchange or automated quotation system on which any class of securities of the Company is listed; and (v) such other information as you may from time to time reasonably request.

               (f) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (e) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

               (g) The Company will deliver to you at or before the First Closing Date two signed copies of the Registration Statement including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to the Underwriter such number of conformed copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the Underwriter may reasonably request. The Company will deliver to or upon your order, from time to time until the effective date of the Registration Statement, as many copies of any Preliminary Prospectus filed with the Commission prior to the effective date of the Registration Statement as you may reasonably request. The Company will deliver to the Underwriter on the effective date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriter may from time to time reasonably request.

               (h) The Company will make generally available to its security holders and to the registered holders of its Warrants and deliver to you as soon as it is practicable to do so but in no event later than 90 days after the end of twelve months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

               (i) The Company will apply the net proceeds from the sale of the Securities substantially for the purposes set forth under "Use of Proceeds" in the Prospectus and, except as set forth therein, shall not use any proceeds to pay any (i) debt for borrowed funds, or (ii) debt or obligation owed to any insider outside of salary in the ordinary course of business.

               (j) The Company will promptly prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the opinion of counsel to the Underwriter and counsel to the Company, may be reasonably necessary or advisable in connection with the distribution of the Securities, and will use its best efforts to cause the same to become effective as promptly as possible.

               (k) The Company will reserve and keep available the maximum number of its authorized but unissued securities which are issuable upon exercise of the Purchase Option outstanding from time to time.

               (l) (1)For a period of twenty four (24) months from the First Closing Date, no officer, director or shareholder of any securities prior to the offering (collectively, "Insiders") will, directly or indirectly, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any shares of Common Stock without the prior written consent of the Underwriter, other than as set forth in the Registration Statement. In addition, the Insiders must also agree to an additional twelve (12) month lockup if the Company has not had after-tax net earnings of $3,000,000 for the fiscal year ended July 31, 1999. In order to enforce this covenant, the Company shall impose stop-transfer instructions with respect to the securities owned by every shareholder prior to the offering until the end of such period (subject to any exceptions to such limitation on transferability set forth in the Registration Statement). If necessary to comply with any applicable Blue-Sky Law, the shares held by such shareholders will be escrowed with counsel for the Company or otherwise as required.

                  (2) Except for the issuance of shares of capital stock by the Company in connection with a dividend, recapitalization, reorganization or similar transactions or as result of the exercise of warrants or options to purchase up to 750,000 shares of Common Stock pursuant to an incentive and non-qualified stock option plan disclosed in or issued or granted pursuant to plans disclosed in the Registration Statement, the Company shall not, for a period of thirty six (36) months following the First Closing Date, directly or indirectly, offer, sell, issue or transfer any shares of its capital stock, or any security exchangeable or exercisable for, or convertible into, shares of the capital stock or (including stock options) register any of its capital stock (under any form of registration statement including Form S-8), without the prior written consent of the Underwriter upon at least 30 days' notice. Options granted pursuant to plans must be exercisable at the fair market value on the date of grant. Notwithstanding the foregoing provisions, the Company may issue securities during said thirty six (36) month period in connection with acquisitions by the Company which would have a positive effect on the Company's income statement based upon generally accepted accounting principles.

               (m) Upon completion of this offering, the Company will make all filings required, including registration under the Exchange Act, to obtain the listing of the Securities, Common Stock and the Warrants in the Nasdaq SmallCap system, and will use its best efforts to effect and maintain such listing for at least five years from the date of this Agreement.

               (n) Except for the transactions contemplated by this Agreement and as disclosed in the Prospectus, the Company represents that it has not taken and agrees that it will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any of the Securities.

               (o) On the First Closing Date and simultaneously with the delivery of the Securities, the Company shall execute and deliver to you the Purchase Option. The Purchase Option will be substantially in the form filed as an Exhibit to the Registration Statement.

               (p) On the First Closing Date, the Company will have in force key person life insurance on the life of Mr. Aldrovandi in an amount of not less than $1,000,000, payable to the Company, and will use its best efforts to maintain such insurance during the three year period commencing with the First Closing Date.

               (q) So long as any Warrants are outstanding and the exercise price of the Warrants is less than the market price of the Common Stock, the Company shall use its best efforts to cause post-effective amendments to the Registration Statement to become effective in compliance with the Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to the Underwriter as many copies of each such Prospectus as such Underwriter or dealer may reasonably request. The Company shall not call for redemption of any of the Warrants unless a registration statement covering the securities underlying the Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption.

               (r) For a period of five (5) years following the Effective Date, the Company will maintain registration with the Commission pursuant to Section 12(g) of the Exchange Act and will provide to the Underwriter copies of all filings made with the Commission pursuant to the Exchange Act. In the event that the Company fails to maintain registration with the Commission pursuant to
Section 12(g) during such five year period, the Company will provide reasonable access to an independent accountant designated by the Underwriter, to all books, records and other documents or statements that reflect the Company's financial status at least once each quarter, at the Company's expense.

               (s) The Company agrees to pay the Underwriter a warrant solicitation fee of 4% of the exercise price of any of the Warrants exercised beginning one (1) year after the Effective Date (not including warrants exercised by the Underwriter) if (a) the market price of the Company's Common Stock on the date the Warrant is exercised is greater than the exercise price of the Warrant, (b) the exercise of the Warrant was solicited by the Underwriter and the holder of the warrant designates the Underwriter in writing as having solicited such Warrant, (c) the Warrant is not held in a discretionary account,
(d) disclosure of the compensation arrangement is made upon the sale and exercise of the Warrants, (e) soliciting the exercise is not in violation of Rule 10b-6 under the Securities Exchange Act of 1934, and (f) solicitation of the exercise is in compliance with the NASD Notice to Members 81-38 (September 22, 1981).

               (t) For a period of two years from the Effective Date, at the request of the Underwriter, the Company shall provide promptly, at the expense of the Company, copies of the

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


Company's monthly transfer sheets furnished to it by its transfer agent and copies of the securities position listings provided to it by the Depository Trust Company.

               (u) The Company hereby agrees that:

                      (i) The Company will pay a finder's fee to the Underwriter, equal to five percent (5%) of the first $3,000,000 of the consideration involved in any transaction, 4% of the next $3,000,000 of consideration involved in the transaction, 3% of the next $2,000,000, 2% of the next $2,000,000 and 1% of the excess, if any, for future consummated transactions, if any, introduced by the Underwriter (including mergers, acquisitions, joint ventures, and any other business for the Company introduced by the Underwriter) consummated by the Company (an "Introduced Consummated Transaction"), in which the Underwriter introduced the other party to the Company during a period ending five years following the First Closing Date; and

                      (ii) Any finder's fee due hereunder will be paid in cash or other consideration that is acceptable to the Underwriter, at the closing of the particular Introduced Consummated Transaction for which the finder's fee is due.


               (v) For a period of twenty four (24) months from the Effective Date, the Company will engage the Underwriter or a representative of the Underwriter as its financial consultant, in consideration of the payment by the Company to the Underwriter of a consulting fee of $26,125 which is to be paid in full at the first closing.


               (w) For a period of two (2) years following the Effective Date the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q quarterly report and the mailing of quarterly financial information to stockholders, provided that the Company shall not be required to file a report of such accountants relating to such review with the Commission. The Company will retain its present legal counsel and independent certified public accountants for at least one year from the Closing Date.

               (x) For the two (2) year period commencing on the First Closing Date, the Company shall recommend and use its best efforts to elect a designee of the Underwriter as a member of the Company's Board of Directors. Such designee shall serve on the Compensation Committee of the Board of Directors so long as such designee would qualify as disinterested for the purpose of Section 162(m) of the Internal Revenue Code of 1986, as amended. Alternatively, the Underwriter may appoint an advisor who will be able to attend all meetings of the Board of Directors. However, the Board of Directors shall have the right to require such advisor to execute a confidentiality agreement satisfactory to the Company. The Underwriter shall also have the right to written notice no later than notice to other directors of each meeting and to obtain copies of the minutes, if requested, from all Board of Directors meetings for two (2) years following the Effective Date of the Registration Statement, whether or not a nominee of the Underwriter attends or participates in any such Board meeting. To the extent permitted by law, the Company will indemnify the Underwriter and its designee for the actions of such designee as a director of the Company. The Company will use its best efforts to obtain liability insurance not to exceed $50,000 per year in premiums to cover acts of officers and directors, including said designee. The Company agrees to reimburse the Underwriter immediately upon the Underwriter's request therefor of any reasonable travel and lodging expenses directly incurred by the Underwriter in connection with its designee or representative attending Company Board meetings on the same basis for other Board members.

               (y) For a period of thirty (30) days from and after the Effective Date, the Company will not issue a press release or engage in any publicity other than promotion by the Company of its products and services and other press releases in the ordinary course of its business, without the Underwriter's prior written consent, unless required by law.

               (z) The Company agrees that it will use dual check signers, one of such check signers will be acceptable to the Underwriter.

               (aa) The Company agrees that if requested by the Underwriter, the Company will hire a Chief Operating Officer, such Chief Operating Officer to be acceptable to the Underwriter, at market compensation rates for the Company's geographic area.

          4. Conditions of Underwriter's Obligation. The obligations of the Underwriter to purchase and pay for the Securities which it has agreed to purchase hereunder, are subject to the accuracy (as of the date hereof, and as of the Closing Dates) of and compliance with the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following conditions:

               (a) The Registration Statement shall have become effective and you shall have received notice thereof not later than 10:00 A.M., New York time, on the day following the date of this Agreement, or at such later time or on such later date as to which you may agree in writing; on or prior to the Closing Dates no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that or a similar purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the satisfaction of the Commission; and no stop order shall be in effect denying or suspending effectiveness of such qualification nor shall any stop order proceedings with respect thereto be instituted or pending or threatened. If required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

               (b) At the First Closing Date, you shall have received the opinion, dated as of the First Closing Date, of Bernstein & Wasserman, LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

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




                              (i) The Registration Statement was declared
effective under the Act on ______ __, 1997; to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act or applicable state securities laws;

                              (ii) The Registration Statement and the
Prospectus, as of the Effective Date (except for the financial statements and other financial data included therein or omitted therefrom, as to which we express no opinion), comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company;

                              (iii) The description in the Registration
Statement and the Prospectus of statutes, regulations, contracts and other documents have been reviewed by us, and, based upon such review, are accurate in all material respects and present fairly the information required to be disclosed, and to the best of our knowledge, there are no material statutes or regulations, or, to the best of our knowledge, material contracts or documents, of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not so described or filed as required.

                              To the best of their knowledge, none of the
material provisions of the contracts or instruments described above violates any existing applicable law, rule or regulation or judgment, order or decree known to us of any United States governmental agency or court having jurisdiction over the Company or any of its assets or businesses;

                              (vi) To the best of their knowledge, except as set
forth in the Prospectus, no holders of any of the Company's securities has any rights, "demand," "piggyback" or otherwise, to have such securities registered under the Act;

                              (v) They have participated in reviews and
discussions in connection with the preparation of the Registration Statement and the Prospectus. Although they are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, no facts came to their attention which lead them to believe that (A) the Registration Statement (except as to the financial statements and other financial data contained therein, as to which they express no opinion), on the Effective Date, contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that (B) the Prospectus (except as to the financial statements and other financial data contained therein, as to which they express no opinion) contains any untrue statement or a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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




               (c) At the Closing Date, you shall have received the opinion of Grubner, Krauss, special Canadian counsel to the Company with respect to Canadian law, dated as of such Closing Date, addressed to the Underwriters and in form and substance satisfactory to counsel to the Underwriters, to the effect that:

                              (i) The Company is a corporation duly organized,
validly existing and in good standing under the laws of the Province of Ontario, Canada, with full corporate power and authority, and all licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its business as described in the Registration Statement. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and failure so to qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company;

                              (ii) The Company has full corporate power and
authority to execute, deliver and perform the Underwriting Agreement, the Consulting Agreement, the Warrant Agreement and the Underwriters' Warrants and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Underwriting Agreement, the Consulting Agreement, the Warrant Agreement and the Underwriters' Warrants by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Underwriting Agreement, the Consulting Agreement, the Warrant Agreements and the Underwriters' Warrants have been duly authorized by all necessary corporate action, and each of the Underwriting Agreement, the Consulting Agreement, the Warrant Agreement and the Underwriters' Warrant has been duly executed and delivered by the Company. Each of the Underwriting Agreement, the Consulting Agreement, the Warrant Agreements and the Underwriters' Warrants is a valid and binding obligation of the Company, enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth in the Underwriting Agreement may be limited by the federal securities laws or public policy underlying such laws;

                              (iii) The execution, delivery and performance of
the Underwriting Agreement, the Consulting Agreement, the Warrant Agreement and the Underwriters' Warrants by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Underwriting Agreement, the Consulting Agreement, the Warrant Agreement and the Underwriters' Warrants do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in a violation of the Articles of Incorporation, as the same may be amended, or by-laws of the Company; (B) to the best of our knowledge, result in a breach of, or conflict with, any terms or provisions of or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, note, contract, commitment or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are or may be bound or affected, except where any of the foregoing would not result in a material adverse effect upon the Company's business or operations; (C) to the best of their knowledge, violate any existing applicable law, rule or regulation or judgment, order or decree known to them of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business; or (D) to the best of their knowledge, have any effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate its properties and to conduct its business or the ability of the Company to make use thereof;

                              (iv) No authorization, approval, consent or
license of any Canadian governmental or regulatory body, agency or instrumentality is required in connection with the conduct of the business of the Company as described in the Prospectus;

                              (v) The Company has obtained, or is in the process
of obtaining, all licenses, permits and other governmental authorizations necessary to conduct its business as described in the Prospectus, and such licenses, permits and other governmental authorizations obtained are in full force and effect, and the Company is in all material respects complying therewith;

                              (vi) To the best of their knowledge, no
authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body (other than under the Act, the Regulations and applicable state securities or Blue Sky laws) is required for the valid authorization, issuance, sale and delivery of the Securities, the Additional Securities, the Common Stock, the Warrants, the Warrant Shares, or the Underwriters' Warrants, and the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Consulting Agreement, the Warrant Agreement or the Underwriters' Warrants;

                              (vii) The outstanding Common Stock and Warrants
have been duly authorized and validly issued. The outstanding Common stock is fully paid an nonassessable. To the best of their knowledge, none of the outstanding Common Stock has been issued in violation of the preemptive rights of any shareholder of the Company. None of the holders of the outstanding Common Stock is subject to personal liability solely by reason of being such a holder. The authorized Common Stock conforms to the description thereof contained in the Registration Statement and Prospectus.

                              (viii) The issuance and sale of the Securities,
the Additional Securities, the Common Stock, the Warrants, the Warrant Shares and the Underwriters' Warrants have been duly authorized and when issued will be validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. Neither the Securities, the Additional Securities, nor the Common Stock are subject to preemptive rights of any stockholder of the Company. The certificates representing the Securities are in proper legal form;

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



                              (ix) The issuance and sale of the Warrant Shares
and the Underwriters' Warrants have been duly authorized and, when paid for, issued and delivered pursuant to the terms of the Underwriters' Agreement or the Underwriters' Warrants, as the case may be, the Warrants, the Warrant Shares and the Underwriters' Warrants will constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, to issue and sell the Warrants, the Warrant Shares and/or Underwriters' Warrants. All corporate action required to be taken for the authorization, issuance and sale of the securities has been duly, validly and sufficiently taken. The Common Stock and the Warrants have been duly authorized by the Company to be offered in the form of the Securities. The Warrants, the Warrant Shares and the Underwriters' Warrants conform to the descriptions thereof contained in the Registration Statement and Prospectus;

                              (x) The Underwriters have acquired good title to
the Securities, free and clear of all liens, encumbrances, equities, security interests and claims;

                              (xi) Assuming that the Underwriters exercise the
over-allotment option to purchase the Additional Securities and make payments therefor in accordance with the terms of the Underwriting Agreement, upon delivery of the Additional Securities to the Underwriters thereunder, the Underwriters will acquire good title to the Additional Securities, free and clear of any liens, encumbrances, equities, security interests and claims;

                              (xii) To the best of their knowledge, there are no
claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company or involving its properties or business, other than as described in the Prospectus, such description being accurate, and other than litigation incident to the kind of business conducted by the Company which, individually and in the aggregate, is not material, and, except as otherwise disclosed in the Prospectus and the Registration Statement, the Company has complied with all federal and state laws, statutes and regulations concerning its business;

                              (xiii) Such counsel is familiar with all contracts
or other agreements entered into by the Company with other Canadian companies, entities, banking institutions or individuals referred to in the Registration Statement and Prospectus, including the employment agreement with Louis Aldrovandi, its President (collectively, the "Canadian Agreements"), and all such Canadian Agreements are valid, binding and enforceable under Canadian law, and to the knowledge of such counsel, the Company is not in default under any of the Canadian Agreements;

                              (xiv) The description in the Registration
Statement and the Prospectus of statutes, regulations, contracts and other documents have been reviewed by them, and, based upon such review, are accurate in all material respects and present fairly the information required to be disclosed, and to the best of our knowledge, there are no material statutes or regulations, or, to the best of our knowledge, material contracts or documents, of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not so described or filed as required.

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



                              (xv) The Company is not in violation of or in
default under its Articles of Incorporation or by-laws, or to the knowledge of such counsel, in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement or instrument to which the Company is a party or by which it or any of its properties may be bound, or in violation of any material order, rule, regulation, writ, injunction or decree of any government or governmental instrumentality or court; and

                              (xvi) They have participated in reviews and
discussions in connection with the preparation of the Registration Statement and the Prospectus. Although they are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, no facts came to their attention which lead them to believe that (A) the Registration Statement (except as to the financial statements and other financial data contained therein, as to which they express no opinion), on the Effective Date, contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that (B) the Prospectus (except as to the financial statements and other financial data contained therein, as to which we express no opinion) contains any untrue statement or a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) On or prior to the Closing Date, counsel for the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in subparagraphs (e) and (f) of this Paragraph 9, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

               (e) All corporate proceedings and other legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be satisfactory to or approved by Singer Zamansky, LLP, counsel to the Underwriter.

               (f) You shall have received a letter prior to the Effective Date and again on and as of the First Closing Date from Schwartz Levitsky Feldman, independent public accountants for the Company, substantially in the form reasonably acceptable to you, providing you with such "cold comfort" as you may reasonably require.

               (g) At the Closing Date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects with the same effect as if made on and as of the Closing Date taking into account for the Option Closing Date the effect of the transactions contemplated hereby and the Company shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to such Closing Date; (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the

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


Rules and Regulations, and shall in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the respective dates as of which information is given, no material adverse change, or to the Company knowledge, any development involving a prospective material adverse change, in the business, properties, condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the effective date of the Registration Statement, and the Company shall not have incurred any material liabilities or entered into any material agreement not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus;
(iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of the Company, and (v) you shall have received, at the First Closing Date, a certificate signed by each of the President and the principal operating officer of the Company, dated as of the First Closing Date, evidencing compliance with the provisions of this subsection (g).

               (i) Upon exercise of the Over-Allotment Option provided for in
Section 2(b) hereof, the obligations of the Underwriter to purchase and pay for the Option Securities referred to therein will be subject (as of the date hereof and as of the Option Closing Date) to the following additional conditions:

               (j) The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any reasonable request on the part of the Commission for additional information shall have been complied with to the satisfaction of the Commission.

               (k) At the Option Closing Date there shall have been delivered to you the signed opinion of Bernstein & Wasserman, LLP, counsel to the Company, dated as of the Option Closing Date, in form and substance reasonably satisfactory to Singer Zamansky, LLP, counsel to the Underwriter, which opinion shall be substantially the same in scope and substance as the opinion furnished to you at the First Closing Date pursuant to Sections 4(b) hereof, except that such opinion, where appropriate, shall cover the Option Securities.

               (l) At the Option Closing Date there shall have been delivered to you the signed opinion of Grubner, Krauss, Canadian counsel to the Company, dated as of the Option Closing Date,

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



in form and substance reasonably satisfactory to Singer Zamansky, LLP, counsel to the Underwriter, which opinion shall be substantially the same in scope and substance as the opinion furnished to you at the First Closing Date pursuant to Sections 4(c) hereof, except that such opinion, where appropriate, shall cover the Option Securities.

               (m) At the Option Closing Date there shall have be delivered to you a certificate of the President and the principal operating officer of the Company, dated the Option Closing Date, in form and substance reasonably satisfactory to Singer Zamansky, LLP, counsel to the Underwriter, substantially the same in scope and substance as the certificate furnished to you at the First Closing Date pursuant to Section 4(g) hereof.

               (n) At the Option Closing Date there shall have been delivered to you a letter in form and substance satisfactory to you from Schwartz Levitsky Feldman, dated the Option Closing Date and addressed to the Underwriter confirming the information in their letter referred to in Section 4(f) hereof and stating that nothing has come to their attention during the period from the ending date of their review referred to in said letter to a date not more than five business days prior to the Option Closing Date, which would require any change in said letter if it were required to be dated the Option Closing Date.

               (o) All proceedings taken at or prior to the Option Closing Date in connection with the sale and issuance of the Option Securities shall be reasonably satisfactory in form and substance to you, and you and Singer Zamansky, LLP, counsel to the Underwriter, shall have been furnished with all such documents, certificates, and opinions as you may reasonably request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or its compliance with any of the covenants or conditions contained herein.

               (p) No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Securities and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the Underwriter or the Company, shall be contemplated by the Commission or the NASD. The Company and the Underwriter represent that at the date hereof each has no knowledge that any such action is in fact contemplated against it by the Commission or the NASD.

               (q) If any of the conditions herein provided for in this Section shall not have been fulfilled in all material respects as of the date indicated, this Agreement and all obligations of the Underwriter under this Agreement may be canceled at, or at any time prior to, each Closing Date by the Underwriter notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the Underwriter to the Company.

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



           5. Conditions of the Obligations of the Company, The obligation of the Company to sell and deliver the Securities is subject to the following conditions:

               (a) The Registration Statement shall have become effective not later than 10:00 A.M. New York time, on the day following the date of this Agreement, or on such later date as the Company and the Underwriter may agree in writing.

               (b) At the Closing Dates, no stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission.

               If the conditions to the obligations of the Company provided for in this Section have been fulfilled on the First Closing Date but are not fulfilled after the First Closing Date and prior to the Option Closing Date, then only the obligation of the Company to sell and deliver the Securities on exercise of the Over-Allotment Option provided for in Section 2(b) hereof shall be affected.

        6.     Indemnification.

               (a) The Company agrees (i) to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which such Underwriter or such controlling person may become subject, under the Act or otherwise, and (ii) to reimburse, as incurred, the Underwriter and such controlling persons for any legal or other expenses reasonably incurred in connection with investigating, defending against or appearing as a third party witness in connection with any losses, claims, damages or liabilities; insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relating to (i) and (ii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (B) any blue sky application or other document executed by the Company specifically for that purpose containing written information specifically furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be required to indemnify the Underwriter and any controlling person or be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement or any such

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


amendment or supplement thereof or any such Blue Sky Application or any such preliminary Prospectus or the Prospectus or any such amendment or supplement thereto, provided, further that the indemnity with respect to any Preliminary Prospectus shall not be applicable on account of any losses, claims, damages, liabilities or litigation arising from the sale of Securities to any person if a copy of the Prospectus was not delivered to such person at or prior to the written confirmation of the sale to such person. This indemnity will be in addition to any liability which the Company may otherwise have.

               (b) The Underwriter will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and reasonable attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof and for any violation by the Underwriter in the sale of such Securities of any applicable state or federal law or any rule, regulation or instruction thereunder relating to violations based on unauthorized statements by Underwriter or its representative; provided that such violation is not based upon any violation of such law, rule or regulation or instruction by the party claiming indemnification or inaccurate or misleading information furnished by the Company or its representatives, including information furnished to the Underwriter as contemplated herein. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of

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


its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and in the reasonable judgment of the counsel to the indemnified party, it is advisable for the indemnified party to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, which shall not be unreasonably withheld in light of all factors of importance to such indemnified party. If it is ultimately determined that indemnification is not permitted, then an indemnified party will return all monies advanced to the indemnifying party.

        7.     Contribution.

               In order to provide for just and equitable contribution under the Act in any case in which the indemnification provided in Section 6 hereof is requested but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of
Section 6 provide for indemnification in such case, then the Company and each person who controls the Company, in the aggregate, and the Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) (after contribution from others) in such proportions that the Underwriter is responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount for each of the Securities appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Company shall be responsible for the remaining portion; provided, however, that if such allocation is not permitted by applicable law then allocated in such proportion as is appropriate to reflect relative benefits but also the relative fault of the Company and the Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things,

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



whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if the respective obligations of the Company and the Underwriter to contribute pursuant to this Section 7 were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this paragraph, the word "Company" includes any officer, director, or person who controls the Company within the meaning of
Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company, its officers, directors and controlling persons, and the Company, its officers, directors and controlling persons shall be entitled to contribution from the Underwriter to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

        8.     Costs and Expenses.

               (a) Whether or not this Agreement becomes effective or the sale of the Securities to the Underwriter is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including, but not limited to, the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and the Prospectus, as amended or supplemented, the fee of the NASD in connection with the filing required by the NASD relating to the offering of the Securities contemplated hereby; all expenses, including reasonable fees not to exceed $35,000 and disbursements of counsel to the Underwriter, in connection with the qualification of the Securities under the state securities or blue sky laws which the Underwriter shall designate; the cost of printing and furnishing to the Underwriter copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, and the Blue Sky Memorandum, any fees relating to the listing of the Securities, Common Stock and Warrants on Nasdaq or any other securities exchange, the cost of printing the certificates representing the Securities; fees for bound volumes and prospectus memorabilia and the fees of the transfer agent and warrant agent. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriter hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any

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



supplement to be attached to the Prospectus as called for in Section 3(a) of this Agreement except as otherwise set forth in said Section.

               (b) In addition to the foregoing expenses, the Company shall at the First Closing Date pay to the Underwriter a non-accountable expense allowance of $156,750. In the event the overallotment option is exercised, the Company shall pay to the Underwriter at the Option Closing Date an additional amount in the aggregate equal to 3% of the gross proceeds received upon exercise of the overallotment option. In the event the transactions contemplated hereby are not consummated by reason of any action by the Underwriter (except if such prevention is based upon a breach by the Company of any covenant, representation or warranty contained herein or because any other condition to the Underwriter's obligations hereunder required to be fulfilled by the Company is not fulfilled) the Company shall not be liable for any expenses of the Underwriter, including the Underwriter's legal fees. In the event the transactions contemplated hereby are not consummated by reason of the Company being unable to perform its obligations hereunder in all material respects, the Company shall be liable for the actual accountable out-of-pocket expenses of the Underwriter, including reasonable legal fees.

               (c) Except as disclosed in the Registration Statement, no person is entitled either directly or indirectly to compensation from the Company, from the Underwriter or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees), to which the Underwriter or person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

        9.     Effective Date.

               The Agreement shall become effective upon its execution except that you may, at your option, delay its effectiveness until 11:00 A.M., New York time on the first full business day following the effective date of the Registration Statement, or at such earlier time on such business day after the effective date of the Registration Statement as you in your discretion shall first commence the public offering of the Securities. The time of the initial public offering shall mean the time of release by you of the first newspaper advertisement with respect to the Securities, or the time when the Securities are first generally offered by you to dealers by letter or telegram, whichever shall first occur. This Agreement may be terminated by you at any time before it becomes effective as provided above, except that Sections 3(c), 6, 7, 8, 12, 13, 14 and 15 shall remain in effect notwithstanding such termination.

        10.     Termination.





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               (a) After this Agreement becomes effective, this Agreement, except for Sections 3(c), 6, 7, 8, 12, 13, 14 and 15 hereof, may be terminated at any time prior to the First Closing Date, by you if in your judgment (i) trading in securities on the New York Stock Exchange or the American Stock Exchange having been suspended or limited, (ii) material governmental restrictions have been imposed on trading in securities generally (not in force and effect on the date hereof), (iii) a banking moratorium has been declared by federal or New York state authorities, (iv) an outbreak of major international hostilities involving the United States or other substantial national or international calamity has occurred, (v) a pending or threatened legal or governmental proceeding or action relating generally to the Company's business, or a notification has been received by the Company of the threat of any such proceeding or action, which would materially adversely affect the Company; (vi) the passage by the Congress of the United States or by any state legislative body of similar impact, of any act or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Underwriter to have a material adverse impact on the business, financial condition or financial statements of the Company; or (vii) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business.

               (b) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, the Company shall be promptly notified by you, by telephone or telegram, confirmed by letter.

        11.    Purchase Option.

               At or before the First Closing Date, the Company will sell the Underwriter or its designees for a consideration of $10, and upon the terms and conditions set forth in the form of Purchase Option annexed as an exhibit to the Registration Statement, a Purchase Option to purchase an aggregate of 125,000 shares of Common Stock and 150,000 Warrants. In the event of conflict in the terms of this Agreement and the Purchase Option with respect to language relating to the Purchase Option, the language of the Purchase Option shall control.

        12.    Representations and Warranties of the Underwriter.

               The Underwriter represents and warrants to the Company that it is registered as a broker-dealer in all jurisdictions in which it is offering the Securities and that it will comply with all applicable state or federal laws relating to the sale of the Securities, including but not limited to, violations based on unauthorized statements by the Underwriter or its representatives.




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



          13.  Representations, Warranties and Agreements to Survive Delivery.

               The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter and the undertakings set forth in or made pursuant to this Agreement will remain in full force and effect until three years from the date of this Agreement, regardless of any investigation made by or on behalf of the Underwriter, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment of the Securities and the termination of this Agreement.

        14.    Notice.

               Any communications specifically required hereunder to be in writing, if sent to the Representative, will be mailed, delivered or telecopied and confirmed to them at Monroe Parker Securities, Inc., 2500 Westchester Avenue, Purchase, New York 10577, with a copy sent to Singer Zamansky LLP, 40 Exchange Place, New York, New York 10005, Attention: Gregory Sichenzia, or if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 7135 Islington Avenue, Woodbridge, Ontario, Canada L4L 1V9, with a copy sent to Bernstein & Wasserman, LLP, 950 Third Avenue, New York, NY 10022. Notice shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

        15.    Parties in Interest.

               The Agreement herein set forth is made solely for the benefit of the Underwriter, the Company, any person controlling the Company or the Underwriter, and directors of the Company, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter of the Securities.

        16.    Applicable Law.

               This Agreement will be governed by, and construed in accordance with, of the laws of the State of New York applicable to agreements made and to be entirely performed within New York.

        17.    Counterparts.

               This agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties (including by fax, followed by original copies by overnight mail).




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        18.    Entire Agreement; Amendments.

               This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in writing, signed by the Underwriter and the Company.

               If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

                                            Very truly yours,

                                            LIFTKING INDUSTRIES, INC.

                                            By:
                                               _________________________________
                                               Name:  Louis Aldrovandi
                                               Title: President

               The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                            MONROE PARKER SECURITIES, INC.

                                            By:
                                               _________________________________
                                               Name:  Stephen J. Drescher
                                               Title: Director Corporate Finance


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